                                                                      Exhibit 24
                                 March 29, 2012

                                POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS,  that the undersigned hereby constitutes and appoints each of Edward G. Kitz, William L. Dowling and Darren W. Karst, signing singly, the undersigned's true and lawful  attorney-in-fact  to: (i) execute for and on behalf of the undersigned,  in the  undersigned's  capacity as an officer and/or director and/or owner of greater than 10% of the outstanding Common Stock of Roundy's,  Inc., a Delaware  corporation  (the  "Company"),  Forms 3, 4 and 5
(including any amendments,  supplements or exhibits  thereto) in accordance with
Section 16(a) of the Securities  Exchange Act of 1934 and the rules  thereunder;
(ii) do and perform any and all acts for and on behalf of the undersigned  which may be  necessary  or  desirable to complete and execute any such Form 3, 4 or 5
(including any amendments, supplements or exhibits thereto) and timely file such forms with the United States  Securities  and Exchange  Commission and any stock exchange or similar authority,  including the New York Stock Exchange; and (iii)
take any other action of any type  whatsoever in  connection  with the foregoing which,  in the  opinion of such  attorney-in-fact,  may be of benefit to, in the best interest of, or legally required by, the  undersigned,  it being understood
that  the  documents  executed  by  such   attorney-in-fact  on  behalf  of  the
undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary  or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.

        This Power of Attorney  shall  remain in full force and effect until the undersigned is no longer  required to file reports or schedules under Section 16 of the  Securities  Exchange  Act of  1934  with  respect  to the  undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked  by the  undersigned  in a signed  writing  delivered  to the  foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of date first written above.
                                               /s/ Gregory P. Josefowicz
                                               ---------------------------------
                                               Print Name: Gregory P. Josefowicz

                  Section 16 Power of Attorney Signature Page